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                                 EXHIBIT 10.29

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                                AMENDMENT NO. 1
                     TO REVOLVING CREDIT FACILITY AGREEMENT

         THIS FIRST AMENDMENT, dated as of December 15, 1993, to the Revolving Credit Facility Agreement dated as of December 15, 1992 (the "Agreement") by and among Lafarge Corporation, the Banks listed therein and Banque Nationale de Paris, New York Branch, as Agent;

                             W I T N E S S E T H :

         WHEREAS, the parties hereto desire to amend the Agreement in the manner hereafter provided,

         NOW, THEREFORE, the parties hereto agree that on the Amendment Effective Date (defined below) the Agreement shall be amended as follows (capitalized terms used herein and not otherwise defined herein having the meanings assigned them in the Agreement):

         SECTION 1.  The definition of Permitted Investment Security in Section
1.01 of the Agreement is hereby amended to read in its entirety as follows:

         "Permitted Investment Security" means any of the following securities:
         (i) marketable obligations of the United States of America; (ii) marketable obligations for which the related principal and interest are directly and fully guaranteed by the United States of America;
         (iii) bankers' acceptances and other interest-bearing obligations issued by any bank organized under the laws of the United States of America or any State, territory or possession thereof or the District of Columbia or by the United States branch of any foreign bank with capital, surplus and undivided profits aggregating at least $100,000,000; (iv) overnight repurchase obligations for underlying securities of the types described in clauses (i) or (ii) having a maturity of not more than one year from the date of acquisition entered into with any bank or branch, as the case may be, meeting the qualifications set forth in clause (iii) above and for which possession of the underlying securities is obtained; or (v) commercial paper rated A-1 or higher by Standard & Poor's Corporation or P-1 or higher by Moody's Investors Service, Inc."

         SECTION 2. The definition of Short Term Investments in Section 1.01 of the Agreement is hereby amended in its entirety as follows:

         "Short Term Investments" means marketable obligations which (a) have a maturity of less than one year and (b) meet the quality specifications of a Permitted Investment Security or the following marketable obligations for






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         Canadian investments:  (i) Canadian or U.S. treasury bills or bonds issued by the governments of Canada, the U.S. or any Canadian province; (ii) investments guaranteed by the governmental bodies mentioned in (i) above; (iii) investments with banks and other financial institutions or commercial paper issued by corporations, each with an R-1 short-term credit rating, as determined by Dominion Bond Rating Service, or a comparable short-term credit rating determined by another credit rating agency."

         SECTION 3. Section 6.04 of the Agreement is hereby amended to read in its entirety as follows:

         "SECTION 6.04 Minimum Adjusted Consolidated Net Worth. Adjusted Consolidated Net Worth will at no time be less than $650,000,000 and as of December 31 of each year shall not be less than $700,000,000."

         SECTION 4. Section 6.08(g) of the Agreement is hereby amended to read in its entirety as follows:

         "(g) Liens not otherwise permitted by the foregoing clauses of this Section securing Debt in an aggregate principal amount any time outstanding not to exceed $20,000,000."

         SECTION 5. Section 9.01 of the Agreement is hereby amended to read in its entirety as follows:

         "SECTION 9.01.   Termination Date.  (a) The obligation of the Banks to
         make any Loan hereunder shall terminate at 5:00 p.m. (New York City time) on December 15, 1996 (or, if such date is not a Domestic Business Day, then on the next succeeding Domestic Business Day), unless earlier terminated pursuant to the provisions of Section 3.01,
         3.02 or 7.01 or unless extended pursuant to subsection (b) hereof (each of December 15, 1995, or such next succeeding Domestic Business Day, or such earlier date of termination or the date to which the obligation of the Banks is so extended being the "Termination Date"). On the Termination Date, the Commitments shall be reduced automatically to zero and the principal amount of all outstanding Loans, together with accrued and unpaid interest thereon and all other amounts payable under this Agreement, shall become due and payable."





         SECTION 6.  In order to induce the Banks to enter into this





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Amendment, the Company hereby represents and warrants that:

         (a) no Default or Event of Default exists on the Amendment Effective Date, both before and after giving effect to this Amendment; and

         (b) on the Amendment Effective Date, both before and after giving effect to this Amendment, all representations and warranties contained in the Agreement are true and correct in all material respects as though made on the date hereof.

         SECTION 7 This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Agreement.

         SECTION 8. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Company and the Agent.

         SECTION 9. This Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the law of the State of New York.

         SECTION 10. This Amendment shall become effective on the date (the "Amendment Effective Date") when the Company and each of the Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of telecopier) the same to the Agent.

         SECTION 11. From and after the Amendment Effective Date, all references in the Agreement shall be deemed to be references to the Agreement after giving effect to this Amendment.

         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.





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                              LAFARGE CORPORATION


                               By
                                 -----------------------------------
                                 Title:


                               BANQUE NATIONALE DE PARIS,
                                NEW YORK BRANCH


                               By
                                 -----------------------------------
                                 Title:


                               By
                                 -----------------------------------
                                 Title:


                               CIBC INC.


                               By
                                 -----------------------------------
                                 Title:


                               CREDIT LYONNAIS,
                                NEW YORK BRANCH


                               By
                                 -----------------------------------
                                 Title:


                               CREDIT LYONNAIS,
                                CAYMAN ISLAND BRANCH


                               By
                                 -----------------------------------
                                 Title:


                               SOCIETE GENERALE,
                                NEW YORK BRANCH



                               By
                                 -----------------------------------
                                 Title:





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
                               ROYAL BANK OF CANADA


                               By
                                 -----------------------------------
                                 Title:


                               NBD BANK, N.A.


                               By
                                 -----------------------------------
                                 Title:


                               NATIONSBANK OF NORTH CAROLINA, N.A.


                               By
                                 -----------------------------------
                                 Title:


                               FIRST NATIONAL BANK OF CHICAGO


                               By
                                 ------------------------------------
                                 Title:


                               WACHOVIA BANK OF NORTH CAROLINA, N.A.


                               By
                                 -----------------------------------
                                 Title:





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